SUBSEQUENT EVENTS	12 Months Ended
Dec. 31, 2012
Subsequent Events [Abstract]
Subsequent Events [Text Block]
18. SUBSEQUENT EVENTS

February 2013 Public Offering

On February 20, 2013, pursuant to securities purchase agreements entered into with investors on February 12, 2013, the Company completed a registered public offering of an aggregate of 11,000,000 shares of its common stock, warrants to purchase up to an aggregate of 11,000,000 shares of our common stock at an exercise price of $0.50 per share which will be exercisable for five years from issuance, and warrants to purchase up to an aggregate of 5,500,000 shares of our common stock at an exercise price of $0.50 per share which will be exercisable for one year from issuance, for gross proceeds of $5,500,000 and net proceeds of approximately $5,000,000 after deducting transaction costs, which include placement agent fees and legal and accounting costs associated with the offering (the “February Offering”). The warrant exercise price and the common stock issuable pursuant to such warrants are subject to adjustment for stock dividends, stock splits and similar capital reorganizations, in which event the rights of the warrant holders would be adjusted as necessary so that they would be equivalent to the rights of the warrant holders prior to such event. The exercise price of the warrants is also subject to adjustment for dilutive issuances. As such, the warrants will be recorded as a derivative liability due to the down-round protection and the Company is evaluating the amount of the liability. In the February Offering, the Company paid a cash fee of $385,000 and issued warrants to purchase 770,000 shares of its common stock at an exercise price of $0.625 per share expiring on February 4, 2018 to the placement agent.

Warrant Expiration

On January 31, 2013, warrants to purchase 2,000,000 shares of common stock at an exercise price of $1.00 per share expired unexercised.